SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the
                      Securities Exchange Act of 1934

     Filed by the Registrant                      [ X ]

     Filed by a Party other than the Registrant   [   ]

     Check the appropriate box:

     [   ]     Preliminary Proxy Statement

     [   ]     Confidential, for Use of the Commission Only (as
               permitted by Rule 14a-6(e)(2))

     [ X ]     Definitive Proxy Statement

     [   ]     Definitive Additional Materials

     [   ]     Soliciting Material Pursuant to _240.14a-11(c) or
               _240.14a-12

                              DATARAM CORPORATION

              (Name of Registrant as Specified In Its Charter)

                                   --


     Payment of Filing Fee (Check the appropriate box):

     [ X ]     No fee required.

     [   ]     Fee computed on table below per Exchange Act Rules
               14a-6(i)(4) and 0-11

               1) Title of each class of securities to which transaction applies:

                   ______________________________________________________
               2) Aggregate number of securities to which transaction applies:


                   ______________________________________________________




               3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


                   _______________________________________________________

               4)  Proposed maximum aggregate value of transaction:


                   _______________________________________________________

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          [   ]    Fee paid previously with preliminary materials

          [   ]    Check box if any part of the fee is offset as provided
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                   for which the offsetting fee was paid previously.
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                   filing.

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                   _______________________________________________________

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               4)  Date Filed:


                   _______________________________________________________








                               DATARAM CORPORATION
                             A New Jersey Corporation

                     NOTICE OF ANNUAL MEETING OF SHAREHOLDERS to be held on September 18, 2002 at 2:00 p.m.

TO THE SHAREHOLDERS OF DATARAM CORPORATION:

      The Annual Meeting of the Shareholders of DATARAM CORPORATION (the "Company") will be held at the Company's corporate headquarters at 186 Princeton Road (Route 571), West Windsor, New Jersey, on Wednesday, September 18, 2002 at 2:00 p.m., for the following purposes:

     (1) To elect five (5) directors of the Company to serve until the next succeeding Annual Meeting of Shareholders and until their successors have been elected and have been qualified.

     (2) To ratify the selection of KPMG LLP as the independent certified public accountants of the Company for the fiscal year ending April 30, 2003

     (3) To transact such other business as may properly come before the meeting or any adjournments.

     Only shareholders of record at the close of business on the 2nd day of August 2002 are entitled to notice of and to vote at this meeting.

                              By order of the Board of Directors

                                                Thomas J. Bitar,
                                                       Secretary

August 9, 2002

The Company's 2002 Annual Report is enclosed.

  PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY
       IN THE ENCLOSED ENVELOPE.  NO POSTAGE IS REQUIRED.



                                       [LOGO]




                                DATARAM CORPORATION


                                  PROXY STATEMENT
                          ANNUAL MEETING OF SHAREHOLDERS
                                 SEPTEMBER 18, 2002


     This Proxy Statement is furnished by DATARAM CORPORATION (the "Company"), which has a mailing address for its principal executive offices at P.O. Box 7528, Princeton, New Jersey 08543-7528, in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held at the Company's corporate headquarters at 186 Princeton Road (Route 571), West Windsor, New Jersey on Wednesday, September 18, 2002 at 2:00 p.m. The close of business on August 2, 2002 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. This Proxy Statement was mailed to shareholders on or about August 9, 2002.

                                   VOTING RIGHTS

     On August 2, 2002 there were outstanding and entitled to vote 8,462,219 shares of the Company's common stock, par value $1.00 per share (the "Common Stock"). Holders of the Common Stock are entitled to one vote, exercisable in person or by proxy, for each share of Common Stock owned on the record date. Shareholders may revoke executed proxies at any time before they are voted by filing a written notice of revocation with the secretary of the Company. Where a choice has been specified in the proxy, the shares will be voted as directed.

     With respect to each matter to be voted upon, a vote of a majority of the number of shares voting is required for approval. Abstentions and proxies submitted by brokers with a "not voted" direction will not be counted as votes cast with respect to each matter to be voted upon. With respect to the election of directors; they are elected by a plurality of the number of votes cast.


                         EXECUTIVE OFFICERS OF THE COMPANY

     The following table sets forth information concerning each of the Company's executive officers:

Name                    Age     Positions with the Company
____                    ___     __________________________

Robert V. Tarantino      59     Chairman of the Board of
                                Directors, President and Chief
                                Executive Officer

Lars Marcher             40     Executive Vice President
                                and Chief Operating Officer

Jeffrey H. Duncan        52     Vice President - Manufacturing
                                and Engineering

Mark E. Maddocks         50     Vice President - Finance and
                                Chief Financial Officer

Hugh F. Tucker           49     Vice President - Sales

Mark R. Bresky           54     Vice President - Information
                                Technology
                                                                          1


     Robert V. Tarantino has been employed by the Company since 1970. He has served as President and Chief Executive Officer since 1986. In 1998, he was elected Chairman of the Board of Directors.

     Lars Marcher has been employed by the Company as President of Dataram International since March 2001, which was formed when the Company acquired certain assets of Memory Card Technology A/S. In September 2001, he was named a Vice President of Dataram Corporation. Prior to the acquisition, Mr. Marcher joined Memory Card Technology in 1998 as Vice President - Sales and Marketing and assumed the duties of its Chief Executive Officer in 2000. Prior to that Mr. Marcher was employed as Director of Marketing for Apple Computer, Australia.

     Jeffrey H. Duncan has been employed by the Company since 1974. In 1990, he became Vice President - Engineering. Since 1995, he served as Vice President - Manufacturing and Engineering.

     Mark E. Maddocks has been employed by the Company since 1978. In 1986 he became Controller. Since 1996 he has served as Vice President - Finance and Chief Financial Officer.

     Hugh F. Tucker has been employed by the Company since 1983, initially as Western Regional Sales Manager. In 1995 he became Director of Sales and Marketing. Since 1996 he has served as Vice President - Sales.

     Mark R. Bresky has been employed by the Company since 1992, initially as Manager of Information Technology. In 1995 he became Director of Information Technology. Since June of 2000 he has served as Vice President - Information Technology.

                               ELECTION OF DIRECTORS

     Five (5) directors will be elected at the Annual Meeting of Shareholders by the vote of a plurality of the shares of Common Stock represented at such meeting. Unless otherwise indicated by the shareholder, the accompanying proxy will be voted for the election of the five (5) persons named under the heading "Nominees for Directors." Although the Company knows of no reason why any nominee could not serve as a director, if any nominee shall be unable to serve, the accompanying proxy will be voted for a substitute nominee.

                               NOMINEES FOR DIRECTORS

     The term of office for each director will expire at the next Annual Meeting of Shareholders and when the director's successor shall have been elected and duly qualified. Each nominee is a member of the present Board of Directors and has been elected by shareholders at prior meetings.

          Name of Nominee               Age
          _______________               ___

          Robert V. Tarantino           59

          Richard Holzman               68

          Thomas A. Majewski            50

          Bernard L. Riley              72

          Roger C. Cady                 64

     Mr. Tarantino is an executive officer of the Company. Mr. Tarantino has been a Director since 1981 and Chairman of the Board of Directors since 1998.

     Richard Holzman has been retired since August of 1995. From January of 1994 until August of 1995, he had
2



been Vice-President of Optika Imaging Systems. Prior to that, he had served as President of Teamworks Technologies, Inc., a software development company. Mr. Holzman has been a Director since 1978.

     Thomas A. Majewski has been a principal in Walden, Inc., a computer consulting and technologies venture capital firm, since 1990. Prior to 1990, he had been Chief Financial Officer of Custom Living Homes & Communities, Inc., a developer of residential housing. Mr. Majewski has been a Director since 1990.

     Bernard L. Riley retired as Executive Vice President and Chief Financial Officer of the Company in December of 1995. He had been employed by the Company since 1992. His business career included thirty years with International Paper with senior responsibilities in both finance and general management before taking early retirement in 1985. At that time, he was Vice President - Logistics. Thereafter, he served for four years as Vice President, Finance and as a director of Emcore Corporation, a semiconductor equipment manufacturer. During the two years immediately prior to joining Dataram, he was a management consultant. Mr. Riley has been a Director since 1995.

     Roger C. Cady is a founder and principal of Arcadia Associates, a strategic consulting and mergers and acquisitions advisory firm. Prior to that he was employed as Vice President of Business Development for Dynatech Corporation, a diversified communications equipment manufacturer. Before joining Dynatech he was a strategic management consultant for eight years. His business career has included 16 years in various engineering, marketing and management responsibilities as a Vice President of Digital Equipment Corporation, and President of two early stage startup companies. Mr.
Cady has been a Director since 1996.

                                                                          3



                           SECURITY OWNERSHIP OF CERTAIN
                          BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the number of shares of Common Stock beneficially owned by certain owners known by the Company to beneficially own in excess of 5% of the Common Stock, each director of the Company, each named executive officer and ll directors and executive officers collectively, as of August 2, 2002. Unless otherwise indicated, stock ownership includes sole voting power and sole investment power. No other person or group is known to beneficially own in excess of five percent (5%) of the Common Stock.

       Name of                Amount and             Percent
       Beneficial             Nature of                of
       Owner                  Beneficial Ownership   Class(1)
       ___________________    ____________________   ________

       Robert V. Tarantino     1,078,568 (2)            12.4%

       Richard Holzman            32,880 (3)              *

       Thomas A. Majewski         83,000 (4)              *

       Bernard L. Riley           28,500 (5)              *

       Roger C. Cady              64,700                  *

       Lars Marcher               20,000 (6)              *

       Mark Bresky                15,712 (7)              *

       Jeffrey H. Duncan         348,624 (8)             4.0%

       Mark E. Maddocks          174,798 (9)             2.1%

       Hugh F. Tucker            198,655 (10)            2.3%

       Directors and           2,045,437 (11)           22.1%
       executive officers
       as a group (10 persons)

       Fidelity Low Priced       853,800 (12)           10.1%
       Stock Fund

________________
(1) On August 2, 2002, 8,462,219 shares were outstanding.

(2) Of this amount, 17,100 shares are held by Mr. Tarantino's wife and 240,000 shares may be acquired by the exercise of options held. Mr. Tarantino's address is 186 Princeton Road (Route 571), West Windsor, New Jersey 08550.

(3) Of this amount, 12,500 shares may be acquired by the exercise of options held.

(4) Of this amount, 33,750 shares may be acquired by the exercise of options held.

(5) Of this amount, 18,500 shares may be acquired by the exercise of options held.

(6) Of this amount, 20,000 shares may be acquired by the exercise of options held.

(7) Of this amount 15,000 shares may be acquired by the exercise of options held.

(8) Of this amount, 345,000 shares may be acquired by the exercise of options held.

(9) Of this amount, 6,000 shares are held by Mr. Maddocks' wife and 51,000 shares may be acquired by the exercise of options held.

(10) Of this amount, 54,000 shares may be acquired by the exercise of options held.

(11) Of this amount, 725,000 shares may be acquired by the exercise of options held by executive officers, and 64,750 shares may be acquired by exercise of options held by outside directors.

(12) As reported in a Schedule 13G filed January 10, 2002. This fund is advised by Fidelity Management and Research Corp. which is controlled by FMR Corp. whose principal shareholders are Edward R. Johnson, 3rd and Abagail P. Johnson, all of whom have been deemed to have the sole power to dispose of the Fund's shares. Each has an address at 82 Devonshire Street, Boston MA 02109.

*    Less than 1%.

4


                                EXECUTIVE COMPENSATION

     The following table sets forth the compensation paid for the fiscal years ended
April 30, 2000, 2001 and 2002 to the Company's Chief Executive Officer and the next four most highly compensated executive officers.

                              Summary Compensation Table

                                       Annual Compensation        Long Term Compensation
                                   ___________________________    ______________________

                                                        Other
Name and                                                Annual     Stock      Other
Principal                   Fiscal                      Compen-    Options    Compen-
Position                    Year     Salary     Bonus   sation     Awarded    sation(1)
___________                 _____   _______    ______   ______     _______    _________
Robert V. Tarantino         2002    307,800         0     --        12,800     17,800
Chairman of the Board,      2001    310,050   160,000     --         --        17,510
President and Chief         2000    284,850   206,250     --         --        16,500
Executive Officer

Lars Marcher                2002    211,000         0     --         8,200          0
Executive Vice President    2001     24,346         0     --       100,000          0
and Chief Operating Officer 2000      --        --        --          --         --

Jeffrey H. Duncan           2002    186,888         0     --         8,200     10,745
Vice President - Manu-      2001    189,138    70,000     --         --        10,578
facturing and Engineering   2000    180,410    85,280     --         --        10,234

Mark E. Maddocks            2002    189,176         0     --        10,000     10,883
Vice President - Finance,   2001    191,426    70,000     --         --        10,598
Chief Financial Officer     2000    176,250    83,200     --         --         9,984

Hugh F. Tucker              2002    204,360         0     --         8,200     11,794
Vice President - Sales      2001    206,610    70,000     --         --        11,600
                            2000    197,050    93,600     --         --        11,232
___________________
(1)  Payments by the Company to a plan trustee under the Company's Savings and Investment
Retirement Plan, a 401(k) plan. The Company does not have a pension plan.

                           Option Grants in the Last Fiscal Year

                                         Exercise  Expiration
Name                  Number      %(1)     Price      Date     5%($)(2)    10%($)(2)
____                  ______      ____    _______  __________  ________    _________
Robert V. Tarantino   12,800       5.5     7.98     11/26/11    64,238      162,791

Lars Marcher           8,200       3.5     7.98     11/26/11    41,152      104,288

Jeffrey H. Duncan      8,200       3.5     7.98     11/26/11    41,152      104,288

Mark E. Maddocks      10,000       4.3     7.98     11/26/11    50,186      127,181

Hugh F. Tucker         8,200       3.5     7.98     11/26/11    41,152      104,288
___________________
(1) Percent of total granted to employees
(2) Potential realized value at assumed annual rates of stock price appreciation for option term.

                                                                          5


     The following table provides information concerning stock option exercises by named executive officers during the fiscal year ended April 30, 2002 and the number and value of the named executive officers' unexercised options at fiscal year end


                      Option Exercises and Values at April 30, 2002
                                                                             Value of
                                                                            Unexercised
                                                          Number of        In-the-Money
                                                         Options at         Options at
                                                        April 30, 2002    April 30, 2002
                                                        ______________     ______________

                        Shares acquired   Value         Exercisable/       Exercisable/
        Name              on exercise     Received      Unexercisable     Unexercisable ($)
        ____              ___________     _________     _____________     _________________

Robert V. Tarantino         --                --            240,000           1,077,000
                                                             72,800             269,250

Lars Marcher                --                --             20,000                   0
                                                             88,200                   0

Jeffrey H. Duncan           --                --            345,000           1,651,313
                                                             38,200             134,625

Mark E. Maddocks            --                --             51,000             249,863
                                                             16,000              26,925

Hugh F. Tucker              --                --             54,000             269,325
                                                              8,200                   0


                               Equity Compensation Plan Information

Plan Category           Number of Securities     Weighted-average        Number of securities
                        to be issued upon        exercise price of       remaining available
                        exercise of              outstanding options,    for future issuance
                        outstanding options,     warrants and rights     under equity
                                                                         compensation plans
                                                                         (excluding securities
                                                                         reflected in column (a))
                        (a)                      (b)                     (c)
______________________  _______________________  ______________________  _____________________

Equity compensation
plans approved by
security holders              1,549,800              4.756                   1,554,100

Equity compensation
plans not approved              248,000 (1)          7.251                           0
by security holders

Total                         1,797,800              5.100                   1,554,100

(1) Includes individual compensation arrangements including director's options granted prior to the adoption of the 2001 Stock Option Plan, an option granted to the Company's general counsel and options granted to two employees of the Company as an inducement to enter into Employment
Agreements with the Company as part of the MCT asset acquisition.

6


                             PERFORMANCE GRAPH

          COMPARISON OF THE FIVE-YEAR CUMULATIVE TOTAL RETURN*
      AMONG DATARAM CORPORATION, THE S&P 500 INDEX AND A PEER GROUP



[The chart is a three-line graph of dollars versus dates having the following data points:

                         4/97   4/98   4/99   4/00   4/01   4/02
                         ____   ____   ____   ____   ____   ____

        Dataram          100    136    169    709    318    250

        Peer Group**     100     79     39     52     26     24

        S&P 500          100    141    172    189    165    144]



*$100 invested on 4/30/97 in stock or index including reinvestment of dividends, fiscal year ending April 30.

**Standard Industrial Code Peer Group includes the following companies:
Ciprico, Inc.; Constellation 3D Inc.; Dot Hill Systems Corp; Dataram Corp.; Drexler Technology Corp.; Exabyte Corp.; Iomega Corp.; Komag Inc.; M Sys Flash Disk Pioneers Ltd.; MTI Technology Corp.; Network Engines, Inc.; Overland Data, Inc.; Procom Technology, Inc.; Simpletech, Inc.; Storage Computer Corp.; and Western Digital Corp.

                                                                          7


Employment Agreement. As of May 1, 1997, Robert V. Tarantino entered into an Employment Agreement with the Company. The Employment Agreement was scheduled to expire on April 30, 2002. This agreement has been extended to April 30, 2003. If not terminated at that time it continues on a year to year basis until terminated by one of the parties. It provides for a current base compensation of $300,000 subject to annual review by the Board of Directors. In addition Mr. Tarantino will receive a bonus based upon a formula which shall be reviewed and approved annually by the Board of Directors (See "Report of the Compensation and Stock Option Committee of the Board of Directors on Executive Compensation-Bonuses). The Employment Agreement may be terminated by the Company for cause and expires upon the death, or six months after the onset of the disability, of the executive. In the event of termination within a year of a change of control, Mr. Tarantino is entitled to damages for the breach of the Employment Agreement or, if greater, one year's base salary plus three months additional salary at the then current rate for each year of the Agreement in which the pre-tax operating profits shall have exceeded 110% of the greater of the prior year's actual pre-tax operating profit or a minimum base pre-tax operating profit. The Employment Agreement contains terms concerning confidentiality, assignment and disclosure of inventions and post-employment restrictions on competition. During fiscal 2002 this Agreement was extended to April 30, 2003.

Compensation Committee Interlocks and Insider Participation. The Securities and Exchange Commission rules regarding disclosure of executive compensation require proxy statement disclosure of specified information regarding certain relationships of members of the Company's Board of Directors with the Company or certain other entities. None of the members of the Corporation's Board of Directors has a relationship requiring such disclosure.


         REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE
          OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     The Company's compensation policies applicable to its executive officers are administered by the Compensation and Stock Option Committee (the "Committee") of the Board of Directors. All members of the Committee are non-employee directors. These policies are designed to enhance the overall strength and financial performance of the Company by aligning the financial interests of the Company's executive officers with those of its stockholders. The three primary components of executive compensation are base salaries, bonuses and stock option grants. The Committee determines the base salary, bonus amount and stock option grants for the President and Chief Executive Officer. The Committee reviews and gives final approval to the President and Chief Executive Officer's recommendations for base salaries, bonus and stock option grants for all other executives.

Base Salary

     The Committee considered the financial performance of the Company, reviewed a survey of executive salaries for computer and computer products companies (compiled by the American Electronics Association) and determined the base salary for the President and Chief Executive Officer, Robert V. Tarantino. Base salaries for other executive officers for the fiscal year ended April 30, 2002 were determined by the President and Chief Executive Officer.

Bonuses

          Annually, the Committee reviews and gives final approval for a bonus plan for the President and Chief Executive Officer and for other executive officers. This bonus plan is typically based on a distribution of a percentage of pre-tax operating profits based on meeting or exceeding stated objectives. For fiscal 2002, no bonuses were distributed.

Stock Option Plan

     The value to each executive officer of stock option grants is tied directly to stock price performance. The Committee grants options under the stockholder approved option plan at an exercise price equal to the market price of the Common Stock at the date of grant. If at an option's expiration date there has been no appreciation in the market price for the Company's Common Stock, the option will not then have any value.

8


     Grants are made to executive officers based on salary, responsibility and performance of the individual officer. The Committee believes that options are important to better align the financial interests of executive officers with those of shareholders in general. Each option granted was a ten-year option with a deferred vesting provision of four to five years.

                 Compensation and Stock Option Committee

                 Richard Holzman
                 Thomas A. Majewski
                 Roger C. Cady
                 Bernard L. Riley


     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES PROPOSED BY THE BOARD OF DIRECTORS, AND, UNLESS A SHAREHOLDER GIVES INSTRUCTIONS ON THE PROXY CARD TO THE CONTRARY, THE PROXY AGENTS NAMED THEREON INTEND SO TO VOTE.


                   RATIFICATION OF THE SELECTION OF
               INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The Board of Directors has selected KPMG LLP as the independent certified public accountants to the Company for the fiscal year ending April 30, 2003. The holders of Common Stock are asked to ratify this selection. KPMG LLP has served the Company in this capacity since the Company's incorporation. If the shareholders fail to ratify the Board's selection of KPMG LLP, the Board will reconsider its action in light of the shareholder vote.

     The Company has been advised by KPMG LLP that representatives of that firm are expected to be present at the Annual Meeting of Shareholders. These representatives will have the opportunity to make a statement, if they so desire, and will also be available to respond to appropriate questions from shareholders.

     The following table sets forth the aggregate fees billed to the Company for the fiscal year ended April 30, 2002 by the Company's independent accounting firm, KPMG LLP:

          Audit Fees                              $    244,000

          Financial Information Systems
          Design and Implementation Fees          $          0

          All Other Fees:
               Audit related fees (a)                   10,000
               Other non-audit services (b)            138,000
                                                      ________
         Total all other fees                     $    148,000


(a) Audit related fees consisted principally of the audit of the financial statements of the Company's employee benefit plan.
(b) Other non-audit fees consisted of tax compliance and certain tax advisory services.

                     REPORT OF THE AUDIT COMMITTEE

     The Audit Committee has reviewed and discussed the Company's audited financial statements for the fiscal year ended April 30, 2002, with management and the Company's independent public accountants, KPMG LLP.

                                                                          9


     The Audit Committee has discussed with KPMG LLP the matters required to be discussed by Statement of Auditing Standards No. 61 (Certification of Statements on Auditing Standards, AU 380).

     The Audit Committee has received the written disclosures and letter from KPMG LLP required by Independence Standards Board Standard No. 1
("Independence Discussions with Audit Committees"), as amended, and has discussed with KPMG LLP that firm's independence from the Company.

     Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended April 30, 2002 for filing with the Securities and Exchange Commission.

                              Audit Committee

                          Richard Holzman, Chairman
                          Thomas A. Majewski
                          Bernard L. Riley
                          Roger Cady

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS, AND, UNLESS A SHAREHOLDER GIVES INSTRUCTIONS ON THE PROXY CARD TO THE CONTRARY, THE APPOINTEES NAMED THEREON INTEND SO TO VOTE.


                                OTHER MATTERS

     Should any other matter or business be brought before the meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the proxy holder. The Company does not know of any such other matter or business.


           PROPOSALS OF SECURITY HOLDERS AT 2003 ANNUAL MEETING

     Any shareholder wishing to present a proposal which is intended to be presented at the 2003 Annual Meeting of Shareholders should submit such proposal to the Company at its principal executive offices no later than March 31, 2003. It is suggested that any proposals be sent by certified mail, return receipt requested.


                             BOARD OF DIRECTORS

     The Board of Directors of the Company met six times during the last fiscal year.

     The Board of Directors has a standing Audit Committee whose members are Richard Holzman, Thomas A. Majewski, Bernard L. Riley and Roger C. Cady. This Committee met once during the last fiscal year. The Company's Board of Directors has adopted a written charter for the Audit Committee which was attached as an exhibit to last year's Proxy Statement. Each member of the Audit Committee is independent under the meaning of Rule 4200(a)(15) of the National Association of Securities Dealers Listing Standards. The principal functions of the Audit Committee are evaluation of work of the auditors, review of the accounting principles used in preparing the annual financial statements and review of internal control procedures.

     The Board of Directors has a standing Compensation and Stock Option Committee whose members are Richard Holzman, Thomas A. Majewski, Roger C. Cady and Bernard L. Riley. This Committee met four times during the past fiscal year. The principal functions of the Compensation and Stock Option Committee are to recommend to the Board of Directors the compensation of directors and the Chief Executive Officer and to establish and administer various compensation plans, including stock option plans.

     The Board of Directors has a standing Nominating Committee whose members are Robert Tarantino, Richard

10


Holzman, Thomas A. Majewski, Roger C. Cady and Bernard L. Riley. This Committee met once during the past fiscal year.

     The principal function of this Committee is the recommendation to the Board of Directors of new members of the Board of Directors. This Committee will consider nominees for the Board of Directors recommended by shareholders. Shareholders desiring to make such recommendations should write directly to the Committee at the Company's executive offices at P.O. Box.7528, Princeton, New Jersey 08543-7528.

     Directors who are not employees of the Company receive a quarterly payment of $6,000. During fiscal 2002 Mr. Holzman, Mr. Riley, Mr. Cady and Mr. Majewski each received ten year options to purchase 8,000 shares (adjusted for Common Stock splits) of the Common Stock of the Company at $7.98, the fair market value of the Common Stock at the date of grant. Of all of these options, 100% are exercisable on the anniversary date of grant.


                          SECTION 16(a) COMPLIANCE

     The Securities and Exchange Commission requires that the Company report to shareholders the compliance of directors, executive officers and 10% beneficial owners with Section 16(a) of the Securities Exchange Act of 1934, as amended. This provision requires that such persons report on a monthly basis most acquisitions or dispositions of the Company's securities. Based upon information submitted to the Company, all directors, executive officers and 10% beneficial owners have fully complied with such requirements during the past fiscal year.


                               MISCELLANEOUS

     The accompanying proxy is being solicited on behalf of the Board of Directors of the Company. The expense of preparing, printing and mailing the form of proxy, including broker solicitation fees and accountants' and attorneys' fees in connection therewith, will be borne by the Company. The amount is expected to be the amount normally expended for a solicitation for an election of directors in the absence of a contest and costs represented by salaries and wages of regular employees and officers. Solicitation of proxies will be made by mail, but regular employees may solicit proxies by telephone or otherwise.

     Please date, sign and return the accompanying proxy at your earliest convenience. No postage is required for mailing in the United States.

     Financial information concerning the Company is set forth in the Company's 2002 Annual Report to Security Holders, which is enclosed.

     By Order of the Board of Directors

                                                         THOMAS J. BITAR,
                                                                Secretary

                      ANNUAL REPORT ON FORM 10-K

     Upon the written request of a shareholder, the Company will provide, without charge, a copy of its Annual Report on Form 10-K for the year ended April 30, 2002, including the financial statements and schedules and documents incorporated by reference therein but without exhibits thereto, as filed with the Securities and Exchange Commission. The Company will furnish any exhibit to the Annual Report on Form 10-K to any shareholder upon request and upon payment of a fee equal to the Company's reasonable expenses in furnishing such exhibit. All requests for the Annual Report on Form 10-K or its exhibits should be addressed to Vice President - Finance, Dataram Corporation, P.O. Box 7528, Princeton, New Jersey 08543-7528.
                                                                          11


                      DATARAM CORPORATION
         P.O. Box 7528, Princeton, New Jersey  08543-7528


PROXY SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS

The undersigned hereby appoints and constitutes Robert V. Tarantino and Thomas J. Bitar, and each of them, attorneys and proxies for the undersigned, with full power of substitution to vote as if the undersigned were personally present at the Annual Meeting of the Shareholders of Dataram Corporation (the "Company") to be held at the Company's corporate headquarters at 186 Princeton Road (Route 571), West Windsor, New Jersey, on Wednesday, September 18, 2002 at 2 o'clock in the afternoon and at all adjournments thereof, the shares of stock of said Company registered in the name of the undersigned. The undersigned instructs all such proxies to vote such shares as follows upon the following matters, which are described more fully in the accompanying proxy statement:
I authorize and instruct my Proxy to:

1. VOTE FOR____ all nominees for the Company's Board of Directors listed below; except that I WITHHOLD AUTHORITY for the following nominees (if any)


      Richard Holzman____       Robert V. Tarantino____
      Thomas A. Majewski____    Bernard L. Riley____      Roger C. Cady____

    VOTE WITHHELD____  from all nominees.

2. VOTE FOR____    AGAINST____   ABSTAIN____   ratification of the selection
of KPMG LLP to be the independent auditors of the Company for the fiscal year ending April 30, 2003.


            (Continued, and to be signed, on the other side)


(See other side)


3. In their discretion, to vote upon such other business as may properly come before the meeting and all adjournments thereof. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by
                          President or other authorized officer.
                          If a partnership, please sign in
                          partnership name by authorized person.


                          Signature


                          Signature if held jointly

                          Dated                         2002

                          PLEASE MARK, SIGN, DATE AND RETURN THE
                          PROXY CARD PROMPTLY USING THE ENCLOSED
                          ENVELOPE.